Exhibit 10.5

                                 AMENDMENT NO. 3
                                       TO
                       NEW HORIZONS EDUCATION CORPORATION
                      401(K) PROFIT SHARING TRUST AND PLAN

                  This Amendment No. 3 is made this ______ day of ________________, 1997, by NEW HORIZONS EDUCATION CORPORATION, a Delaware corporation (hereinafter called the "Company").

                                   WITNESSETH:

                  WHEREAS, the Company established the New Horizons Education Corporation 401(k) Profit Sharing Trust and Plan (hereinafter called the "Trust and Plan") effective the first day of January, 1995; and

                  WHEREAS, the Company reserved the right, pursuant to Section
19.1 of the Trust and Plan, to amend the Trust and Plan; and

                  WHEREAS, it is the desire of the Company to amend the Trust and Plan in order to add certain entities as Participating Companies under the Trust and Plan;

                  NOW, THEREFORE, pursuant to Section 19.1 of the Trust and Plan, the Company hereby amends the Trust and Plan effective as of the dates specified herein, as follows:

                  1. Effective January 1, 1995, Exhibit A to the Trust and Plan is hereby amended by the deletion of the words "New Horizons Franchising, Inc." in the third line of Exhibit A and the substitution in lieu thereof of the words "New Horizons Computer Learning Centers, Inc., FKA New Horizons Franchising, Inc.".

                  2. Effective January 1, 1995, Exhibit A to the Trust and Plan is hereby amended by the deletion of the words "New Horizons Computer Learning Centers, Inc." in the eighth line of Exhibit A


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and the substitution in lieu thereof of the words "New Horizons Computer
Learning Center of Santa Ana, Inc. FKA New Horizons Computer Learning Centers, Inc.".

                  3. Effective January 24, 1995, Exhibit A to the Trust and Plan is hereby amended by the addition of "New Horizons Computer Learning Center of Metropolitan New York, Inc." as a Participating Company with an Adoption Date of "January 24, 1995."

                  4. Effective January 1, 1995, Exhibit A to the Trust and Plan is hereby amended by the addition of "New Horizons Computer Learning Center of Chicago, Inc." as a Participating Company with an Adoption Date of "January 1, 1995."

                  5. Effective September 30, 1996, Exhibit A to the Trust and Plan is hereby amended by the addition of "New Horizons Computer Learning Center of Cleveland Ltd., L.L.C." as a Participating Company with an Adoption Date of "September 30, 1996."

                  IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment No. 3 to be executed as of the day and year first above written.

                       NEW HORIZONS EDUCATION CORPORATION

                                    ("Company")

                       By:________________________________

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